UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the Appropriate Box:

☐ Preliminary Information Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14c-6(d)(2))

☒ Definitive Information Statement

VIP PLAY, INC.

(Name of Registrant as Specified in Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

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VIP PLAY, INC.

8400 W. Sunset Rd., Suite 300

Las Vegas, Nevada 89113

(866) 783-9435

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE STOCKHOLDERS

IN LIEU OF ANNUAL MEETING

Dear Stockholders:

This Notice and the accompanying Information Statement is being furnished on or about November 28, 2025 by the Board of Directors (the “Board”) of VIP Play, Inc., a Nevada corporation (the “Company”), to the holders of common stock, par value $0.001 per share and Series B Convertible Preferred Stock, par value $1.00 per share, of the Company as of the close of business on November 19, 2025, for informational purposes only pursuant to Section 14C of the Securities Exchange Act of 1934, as amended and Rule 14c-2 promulgated thereunder.

The purpose of the Information Statement is to inform the Company’s stockholders of certain actions taken by written consent of the holders of a majority of the Company’s outstanding voting stock, dated as of November 19, 2025, in lieu of an annual meeting of stockholders (the “Written Consent”). The Written Consent approves and ratifies the following corporate actions (together, the “Stockholder Actions”):

1.	The election of one (1) director to the Board to serve until our next annual meeting of stockholders, or until his successor is duly elected and qualified;

2.	The appointment of Frank, Rimerman + Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; and

3.	The amendment to the VIP Play, Inc. 2023 Stock Plan, which authorized: (i) grants of Restricted Stock Units as additional incentive awards; and (ii) an increase in the number of shares of common stock available for issuance under the 2023 Stock Plan from 5,960,000 to 18,250,000.

The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with the Stockholder Actions.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND

NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The Stockholder Actions cannot become effective until 20 calendar days after the date the Information Statement is mailed to the Company’s stockholders. We anticipate that the Stockholder Actions will become effective on or about December 18. 2025.

By Order of the Board of Directors,

/s/ Bruce Cassidy
Bruce Cassidy, Chairman
Dated: November 28, 2025

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INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

November 28, 2025

VIP PLAY, INC.

8400 W. Sunset Rd., Suite 300

Las Vegas, Nevada 89113

(866) 783-9435

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING

WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY A MAJORITY OF THE VOTING POWER OF OUR COMMON AND PREFERRED STOCK.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE

OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished on or about November 28, 2025, by the Board of Directors (the “Board”) of VIP Play, Inc., a Nevada corporation (the “Company,” “we,” “us,” and “our”), to the holders of our common stock, par value $0.001 per share (“Common Stock”) and Series B Convertible Preferred Stock, par value $1.00 per share (the “Preferred Stock”) as of the close of business on November 19, 2025, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

On November 19, 2025, the holders of a majority of our outstanding voting stock (the “Majority Stockholders”), took the following actions by written consent without a meeting in lieu of an annual meeting of stockholders (the “Written Consent”). The Written Consent approves and ratifies the following corporate actions (together, the “Stockholder Actions”):

1.	The election of Bruce A. Cassidy to the Board to serve until our next annual meeting of stockholders, or until his successor is duly elected and qualified;

2.	The appointment of Frank, Rimerman + Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; and

3.	The amendment to the VIP Play, Inc. 2023 Stock Plan, which authorized: (i) grants of Restricted Stock Units as additional incentive awards; and (ii) an increase in the number of shares of Common Stock available for issuance under the 2023 Stock Plan from 5,960,000 to 18,250,000.

Pursuant to Rule 240.14c-2(b) promulgated under the Exchange Act, the Stockholder Actions will become effective no sooner than 20 calendar days after the date we mail this Information Statement to our stockholders. This Information Statement will serve as written notice to our stockholders pursuant to the Nevada Revised Statutes (“NRS”).

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our securities held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Amended and Restated 2023 Stock Plan is attached hereto as Exhibit A.

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QUESTIONS AND ANSWERS

ABOUT

THIS INFORMATION STATEMENT AND THE STOCKHOLDER ACTIONS

Q.	Why did I receive this Information Statement?

A.	The Exchange Act requires us to provide you with information regarding the Stockholder Actions, even though your vote is neither required nor requested to approve the Stockholder Actions.

Q.	Why am I not being asked to vote on the Stockholder Actions?

A.	The Board unanimously adopted, approved and recommended the approval of the Stockholder Actions and determined that the Stockholder Actions are advisable and in the best interests of the Company and our stockholders. The Stockholder Actions have also been approved by the Written Consent of the Majority Stockholders. Such approval is sufficient under the NRS and our Amended and Restated Bylaws, dated effective September 28, 2022 (as may be amended, the “Bylaws”) and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

INFORMATION ON MAJORITY STOCKHOLDERS

Under Section 78.320 of the NRS and our Bylaws, the written consent of stockholders holding a majority of the voting power allocated to our voting shares may be substituted for an annual or special meeting of the stockholders, provided that such written consent sets forth the action so taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon were present and voted.

Our Common Stock and Preferred Stock are the only classes of outstanding voting stock of the Company. As of November 19, 2025 (the “Record Date”), there were:

i.	73,457,857 shares of Common Stock outstanding, with one vote per share; and
ii.	11,693 shares of Preferred Stock outstanding, with 100 votes for each share.

As of the Record Date, the Common Stock and the Preferred Stock provide for total aggregate votes of 74,627,157. A total of 37,313,579 votes were required to pass any stockholder resolutions.

As of the Record Date, the Majority Stockholders together owned 49,421,098 shares of the Company’s voting shares, representing approximately 66% of the voting power of the outstanding shares of capital stock of the Company.

All outstanding shares are fully paid and nonassessable. There are no cumulative voting rights. No consideration was paid for the consent. The transfer agent for our Common Stock is Clear Trust LLC, 16540 Pointe Village Dr., Suite 205, Lutz, Florida 33558.

EFFECTIVE DATE OF THE STOCKHOLDER ACTIONS

Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Stockholder Actions may not be effective before 20 calendar days after the date on which this Information Statement is filed with the SEC and a copy hereof has been mailed to our stockholders. We anticipate that this Information Statement will be mailed to our stockholders on or about November 28, 2025. Therefore, we anticipate that the Corporate Actions will be effective on or about December 18, 2025 (the “Effective Date”).

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DESCRIPTION OF STOCKHOLDER ACTIONS

Stockholder Action No. 1

Election of Director

On November 19, 2025, pursuant to the Written Consent, the Majority Stockholders approved the election of Bruce Cassidy as a director for the ensuing year (the “Common Share Director”), effective as of the Effective Date.

The Board, consisting of Bruce Cassidy as the sole director, elected to increase the number of directors on the Board from one (1) to two (2), effective November 19, 2025. Holders of our outstanding Series B Convertible Preferred Stock (the “Series B Holder”) are entitled to elect a majority of the then-seated or to-be-seated directors on the Board. Therefore, on November 19, 2025, the Series B Holder approved the election of Mr. Les Ottolenghi as a director (the “Series B Director”), effective immediately.

As of the Effective Date, our Board will be comprised of the following two (2) directors: (1) Mr. Bruce Cassidy, as the Common Share Director, who will serve until the next annual meeting of stockholders or his earlier death, resignation, or removal; and (2) Mr. Les Ottolenghi, as the Series B Director, who will serve at the pleasure of the Series B Holder or until his earlier resignation or removal pursuant to our Amended and Restated Articles of Incorporation or Bylaws.

Bruce Cassidy, age 75: Over the past six years, Mr. Cassidy has served as a member of the board of directors, typically as chairman, of several public and private companies in which he has invested. He currently serves as Chairman of Sarasota Green Group, LLC. Mr. Cassidy was a founder and board member of Ohio-based Premier Bank & Trust from February 2010 to February 2017. From early 2008 until his retirement in December 2009, Mr. Cassidy was President and Chief Executive Officer of Minova North and South Americas, a subsidiary of Orica Mining Systems (“Orica”), an Australia-based company. Prior to that, Mr. Cassidy founded Excel Mining Systems LLC (“EMS”), a manufacturer of roof support systems for the mining industry located in Bowerston, Ohio, in 1991, and was the Chief Executive Officer of EMS until its sale to Orica in 2007.

Les Ottolenghi, age 63: Mr. Ottolenghi has served as our Chief Executive Officer, Principal Executive Officer and President since June 2, 2025. The year prior to joining us, Mr. Ottolenghi served as the Chief Transformation Officer and Commercial Officer of Lee Enterprises, Incorporated. From June 2021 to April 2024, he served as Executive Vice President and Chief Information and Technology officer for Stride Inc., leading the education company’s digital transformation, artificial intelligence and digital products initiatives. Immediately prior to that, he served as Executive Vice President and Global Chief Information Officer for Caesars Entertainment Corp. He also previously served as Global Chief Information Officer for Las Vegas Sands Corp. and Chief Information Officer for Carlson Wagonlit Travel, Inc. Mr. Ottolenghi has been recognized as Chief Information Officer of the year by CIO Magazine, Gartner Group and Computerworld. Also, he co-founded the world’s largest public technology innovation center, BlackFire, in Las Vegas. He received a Bachelor of Arts degree from Duke Trinity College in 1984, and a Master of Business Administration degree from Emory University Goizeuta School of Business in 1994.

STOCKHOLDER ACTION NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 14, 2025, the Board approved the appointment of Frank, Rimerman + Co., LLP as our public auditors for the fiscal year ended June 30, 2026. Pursuant to the Written Consent, on November 19, 2025, the Majority Stockholders ratified the appointment of Frank, Rimerman + Co., LLP as our public auditors for the fiscal year ended June 30, 2026.

Previous Public Auditors

We dismissed Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accounting firm, effective October 15, 2025. The decision to change accountants was approved by our Board. The audit report of Grassi on our balance sheet as of June 30, 2025 and 2024, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the years in the two-year period ended June 30, 2025 and the related notes (“Audit Period”) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report for each year ended June 30, 2025 and 2024 contained an explanatory paragraph with respect to the substantial doubt about the Company’s ability to continue as a going concern.

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Our annual report for the Audit Period does not include an attestation report of Grassi regarding internal control over financial reporting. Management’s report was not subject to attestation by Grassi pursuant to Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act that permits an emerging growth company to provide only management’s report in the annual report. Therefore, Grassi was not engaged to examine management’s assertion about the effectiveness of our internal control over financial reporting at June 30, 2025 included in Item 9A of our Form 10-K filing.

During the Audit Period and subsequent interim period through September 30, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference to the subject matter of the disagreements in its reports.

During the Audit Period and subsequent interim period through September 30, 2025, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K). As disclosed in Part II, Item 9A of our Form 10-K for the year ended June 30, 2025 and 2024, our management determined that our internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses including limited segregation of duties due to the size of the accounting staff and insufficient review controls over certain complex accounting estimates. These material weaknesses have not been remediated as of the subsequent interim period through September 30, 2025. Other than described above, during the Audit Period and the subsequent interim period through September 30, 2025, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements, and services that are normally provided by our public auditors in connection with statutory and regulatory filings or engagements.

The fees billed by Grassi for the audit of our consolidated financial statements as of June 30, 2025 and for quarterly reviews during such year were $253,000. The fees billed by Grassi for the audit of our consolidated financial statements as of June 30, 2024 and for quarterly reviews during such year were $239,000.

Audit-Related Fees

Audit-related fees consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees” above.

During fiscal years 2025 and 2024, there were no fees paid to Grassi in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. No other fees were billed by Grassi for the last two fiscal years that were reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees” above.

Tax Fees

Tax fees consist of fees billed for professional services rendered by Grassi for tax compliance, tax advice and tax planning.

The fees billed by Grassi for professional services rendered for tax compliance, tax advice, or tax planning during the fiscal year ended June 30, 2025 was $11,500. The fees billed by Grassi for professional services rendered for tax compliance, tax advice, or tax planning during the fiscal year ended June 30, 2024 was $10,000.

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All Other Fees

All other fees consist of fees billed for products and services other than the services reported under “Audit Fees,” “Audit Related Fees” and “Tax Fees.” There were no other non-audit-related fees billed to us by Grassi in fiscal years 2025 or 2024.

Pre-Approval Policies and Procedures

Engagement of accounting services by us is not made pursuant to any pre-approval policies and procedures. Rather, we believe that our accounting firm is independent because all of its engagements by us are approved by the Board prior to any such engagement.

The Board will meet periodically to review and approve the scope of the services to be provided to us by our independent registered public accounting firm, as well as to review and discuss any issues that may arise during an engagement. The Board is responsible for the prior approval of every engagement of our independent registered public accounting firm to perform audit and permissible non-audit services for us, such as quarterly financial reviews, tax matters, and consultation on new accounting and disclosure standards.

Before the auditors are engaged to provide those services, our management will make a recommendation to the Board regarding each of the services to be performed, including the fees to be charged for such services. At the request of the Board, the independent registered public accounting firm and/or management shall periodically report to the Board regarding the extent of services being provided by the independent registered public accounting firm, and the fees for the services performed to date.

All services performed by and fees paid to Grassi for our fiscal years ended June 30, 2025 and 2024 were pre-approved by the Board.

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STOCKHOLDER ACTION NO. 3

amendment to the VIP Play, Inc. 2023 Stock Plan

On April 10, 2023, the Board terminated our 2021 Stock Option Plan and approved a new stock option plan for our directors, officers, employees, advisors, and contractors containing the same terms and conditions as the 2021 Stock Option Plan (the “2023 Plan”). The 2023 Plan was approved by our stockholders on March 15, 2024. On October 3, 2025, the Board approved an amendment to the 2023 Plan (the “2023 Plan Amendment”) to: (i) authorize grants of restricted stock units as additional incentive awards; and (ii) increase the number of shares of Common Stock available for issuance under the 2023 Plan from 5,960,000 to 18,250,000. Pursuant to the Written Consent, on November 19, 2025, the Majority Stockholders approved the 2023 Plan Amendment.

The principal terms of the 2023 Plan Amendment are summarized below. This summary is not a complete description of the 2023 Plan Amendment, and it is qualified in its entirety by reference to the complete text of the Amended and Restated 2023 Stock Plan which is attached as Exhibit A hereto.

Before the 2023 Plan Amendment, the number of shares and type of awards available for issuance under the 2023 Plan would be too limited to effectively operate as an incentive and retention tool for employees, officers, directors, non-employee directors and consultants of the Company and its affiliates (as defined in the 2023 Plan). The ability to issue restricted stock units and the approved increase will enable us to continue our policy of equity ownership by employees, officers, directors, non-employee directors and consultants of the Company and its affiliates as an incentive to contribute to the creation of long-term value for our stockholders. Absent sufficient equity incentives, we would need to consider additional cash-based incentives to provide a market-competitive total compensation package necessary to attract, retain and motivate the talent that is critical to driving our success. Payment of cash incentives would then reduce the cash available for product development, marketing, operations, and other corporate purposes.

We believe that our continued ability to offer equity incentive awards under the 2023 Plan are critical to our ability to continue to attract, motivate, and retain highly qualified executives and employees. We believe that the 2023 Plan has been an effective component of our compensation program and has heightened our ability to attract, retain and motivate highly qualified executives and employees. We further believe that the awards granted under the 2023 Plan have provided an effective inducement to incentivize plan participants to pursue our goals and objectives, including the creation of long-term value for our stockholders. The Board and the Majority Stockholders have each determined that the 2023 Plan as amended by the 2023 Plan Amendment is in the best interests of the Company and its stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of shares of our Common Stock by: (i) each of our directors (including director nominees); (ii) each of our named executive officers; (iii) our directors and executive officers as a group; and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock. To our knowledge, none of the shares reported below are pledged as security.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Common Stock listed below have sole voting and investment power with respect to the shares shown. As of the Record Date, we had 73,457,857 shares of Common Stock and 11,693 shares of Series B preferred issued and outstanding.

	Common Stock		Series B Preferred Stock (2)
Name of Beneficial Owner (1)	Number of Shares Owned	Percent of Class	Number of Shares Owned	Percent of Class
Bruce Cassidy (3)	101,753,755	77.17%	11,693	100%
Les Ottolenghi (4)	1,886,000	1.43%	–	–
All Directors and Officers as a Group (2 persons)	103,639,755	78.60%	11,693	100%

(1)	Unless otherwise indicated, the address of each of the individuals and entity listed below is c/o VIP Play, Inc. 8400 W. Sunset Rd., Suite 300, Las Vegas, NV 89113.

(2)	Holders of Series B preferred stock vote with the Common Stockholders on an as-converted basis, with each share of Series B preferred stock converting into 100 shares of Common Stock, on all matters submitted to a vote by holders of our Common Stock; but, with respect to the election of directors, however, the majority of the holders of Series B preferred stock shall have the power to elect a majority of the then-seated or to-be-seated members of our Board and the Common Stockholders are entitled only to elect a minority of the then-seated or to-be-seated members of our Board.

(3)	Consists of: (i) 19,028,000 shares of Common Stock held of record by Eagle Investment Group, LLC, of which Mr. Cassidy is the manager; (ii) 1,169,300 shares of Common Stock underlying 11,693 immediately convertible shares of Series B Preferred Stock held of record by Eagle Investment Group, LLC; (iii) 25,837,798 shares of Common Stock held of record by Excel Family Partners, LLLP, of which Mr. Cassidy is the indirect general partner as sole manager of a limited liability company that is the general partner of Excel Family Partners LLLP; (iv) 8,460,000 shares of Common Stock underlying immediately exercisable warrants held of record by Excel Family Partners, LLLP; (v) 9,138,819 shares of Common Stock underlying the immediately convertible Sixth Amended and Restated Discretionary Convertible Revolving Line of Credit Demand Note held of record by Excel Family Partners, LLLP;(vi) 1,500,000 shares of Common Stock held of record by Excel Members, LLC, of which Mr. Cassidy is the co-manager with two other people and may be deemed to share voting and investment power with respect to these shares; and (vii) 36,619,837 shares of Common Stock underlying the immediately convertible First Amended and Restated Discretionary Convertible Revolving Line of Credit Demand Note dated as of March 31, 2025 held of record by Excel Family Partners, LLLP.

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(4)	Represents 1,886,000 shares of Common Stock held of record by Mr. Ottolenghi. It does not include 1,365,837 shares of Common Stock the Company is required to issue and deliver to Mr. Ottolenghi promptly after vesting, and in any event no later than March 15, 2026, in connection with 910,558 restricted stock units that have vested as of the Record Date, and an additional 455,279 restricted stock units that are scheduled to vest on January 1, 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

(a) Transactions with Related Persons

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since July 1, 2023, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

On February 27, 2023, we entered into Stock Redemption and Purchase Agreement with Mr. John Linss and his wholly-owned entity, Corespeed, LLC, for the purchase of Series C Convertible Preferred Stock owned by Corespeed, LLC. We paid $300,000 at the closing and entered into a promissory note for the remaining $1,700,000 of the purchase price. The note bears interest at a rate of 5% per annum,, and requires the following payments: (i) no less than $850,000.00, in aggregate, of one or more payments is due by the 12-month anniversary of the note; and (ii) a balloon payment for the balance of the note is due by the earlier of the 24-month anniversary of the note or five days after our Common Stock is listed for public trading on either the Nasdaq Stock Market, the New York Stock Exchange, or the NYSE American (an “Uplisting”). On February 23, 2024, the Company and Mr. Linss entered into a First Amendment to Promissory Note dated February 19, 2024 which amended the repayment terms of the note. Pursuant to the note amendment, the note will be repaid as follows: (i) $425,000 of the indebtedness was paid on February 27, 2024; (ii) commencing on April 1, 2024, and continuing on the first day of each calendar month thereafter, equal monthly payments of principal and interest (based on a two (2) year amortization) in the amount of $59,665 are due and payable; and (iii) the balance of the indebtedness is to be paid on the earliest of: (a) April 1, 2026; (b) the fifth day after the occurrence of the Uplisting; or (c) the fifth day after the occurrence of a change of control.

On May 5, 2023, we entered into a promissory note with Excel Family Partners, LLLP (“Excel”), a company controlled by Bruce Cassidy, in the principal amount of $1,600,000 (the “May Note”). The May Note matures on November 4, 2023, at which time the outstanding principal amount under the May Note, along with a flat funding fee of $160,000 is due and payable in full. In connection with entering the May Note, we issued a Common Stock warrant to purchase 1,600,000 shares of our Common Stock at an exercise price of $0.25 per share (the “May Warrant”). The May Warrant may be exercised on a cash or cashless basis any time through May 4, 2028. The May Note was rolled into the Excel Note (defined below) in connection with the fourth amendment and restatement on September 14, 2023.

On July 18, 2023, a non-revolving line of credit demand note initially for $250,000 (the “Excel Note”) we executed with Excel on February 22, 2022, was amended and restated for a third time whereby: (i) the principal amount was increased to not more than $5,000,000; (ii) the interest rate remained the same; (iii) the note remained convertible at the Conversion Price; (iv) Excel was issued a Common Stock warrant exercisable on a cash or cashless basis for up to 1,000,000 shares of our Common Stock at an exercise price of $0.25 per share, with an expiration date of July 17, 2028; and (v) the outstanding indebtedness remained due and payable upon demand.

On September 14, 2023, the Excel Note was amended and restated for a fourth time whereby: (i) the principal amount was increased to not more than $10,000,000; (ii) the interest rate remained the same; (iii) the note remained convertible at the Conversion Price; (iv) Excel was issued a Common Stock warrant exercisable on a cash or cashless basis for up to 3,400,000 shares of our Common Stock at an exercise price of $0.25 per share, with an expiration date of September 13, 2028; and (v) the outstanding indebtedness remained due and payable upon demand.

On December 29, 2023, the Excel Note was amended and restated for a fifth time whereby: (i) the principal amount available was decreased to not more than $2,000,000; (ii) the interest rate remained the same; (iii) the note remained convertible at the Conversion Price; and (iv) the outstanding indebtedness remained due and payable upon demand. The day prior a total of $10,366,652.74 of indebtedness under the Excel Note was converted into shares of our Common Stock at a conversion price of $0.40 per share (based on the sale by us of shares within the last two years at $0.50 per share multiplied by 80%).

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On August 7, 2024, the Excel Note was amended and restated for a sixth time whereby: (i) the principal amount available was increased to not more than $4,110,000; (ii) the interest rate remained the same; (iii) the note remained convertible at the Conversion Price; and (iv) the outstanding indebtedness remained due and payable upon demand.

On August 7, 2024, we also executed a new Discretionary Convertible Revolving Line of Credit Demand Note with Excel in the principal amount of not more than $5,000,000 (the “New LOC”). The terms and conditions for all loans made under the New LOC are substantially similar in all respects to loans made under the Excel Note, except that: (i) the interest rate under the New LOC was reduced to 12.0% per annum; (ii) monthly interest only payments don’t begin until October 1, 2024; (iii) the look back period to determine the “lowest recent price” for the conversion rate was reduced to a 12-month period; and (iv) while the outstanding principal and accrued and unpaid interest are due and payable upon demand, the New LOC had a maturity date of April 1, 2025.

On March 31, 2025, we entered into a First Amended and Restated Discretionary Revolving Line of Credit Demand Note with Excel in the principal amount of not more than $14,000,000 (the “Note”). The Note amended and restated the New LOC The Note does not constitute a committed line of credit. Loans under the Note are made by Excel in its sole and absolute discretion. Upon repayment of any amount of principal or interest under the Note, we may not reborrow under the Note. The Note includes a conversion option that Excel may, at its sole option, convert all or any portion of the debt into fully paid and non-assessable shares of our Common Stock at a conversion price in an amount equal to the product of the lowest recent price multiplied by 80%. The lowest price is defined, as of each applicable conversion rate, the lowest price per share that we have sold one or more shares to an investor or lender within the 24-month period prior to the applicable conversion date; provided, however, that if no shares were sold within such 24-month period, the lowest recent price will be $0.50 per share. The Note bears interest at 12% and is due on demand.

(b) Director Independence

As of the Effective Date, Bruce Cassidy and Les Ottolenghi will be the only members of our Board. Pursuant to Item 407(a)(1)(ii) of Regulation S-K of the Securities Act, our Board has adopted the definition of “independent director” as set forth in Rule 5605(a)(2) of the rules of The Nasdaq Stock Market LLC. In summary, an “independent director” means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and includes any director who accepted any compensation from us in excess of $200,000 during any period of twelve consecutive months with the past three fiscal years. The ownership of our stock will not preclude a director from being independent.

In applying this definition, our Board has determined that neither Mr. Cassidy nor Mr. Ottolenghi qualify as an “independent director” pursuant to such Rule 5605(a)(2).

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth the names and ages of our directors and executive officers as of June 30, 2025, their positions with us and the date they were first appointed to such positions.

Name	Age	Position	Date First Appointed
Bruce Cassidy	75	Secretary and Director	December 17, 2021
Les Ottolenghi	63	Chief Executive Officer and President	June 2, 2025
Jacob Shrader	26	Chief Gaming & Experience Officer	November 1, 2023

Bruce Cassidy, age 75: Over the past six years, Mr. Cassidy has served as a member of the board of directors, typically as chairman, of several public and private companies in which he has invested. He currently serves as Chairman of Sarasota Green Group, LLC. Mr. Cassidy was a founder and board member of Ohio-based Premier Bank & Trust from February 2010 to February 2017. From early 2008 until his retirement in December 2009, Mr. Cassidy was President and Chief Executive Officer of Minova North and South Americas, a subsidiary of Orica Mining Systems (“Orica”), an Australia-based company. Prior to that, Mr. Cassidy founded Excel Mining Systems LLC (“EMS”), a manufacturer of roof support systems for the mining industry located in Bowerston, Ohio, in 1991, and was the Chief Executive Officer of EMS until its sale to Orica in 2007.

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Les Ottolenghi: For the past year, Mr. Ottolenghi served as the Chief Transformation Officer and Commercial Officer of Lee Enterprises, Incorporated. From June 2021 to April 2024, he served as Executive Vice President and Chief Information and Technology officer for Stride Inc., leading the education company’s digital transformation, artificial intelligence and digital products initiatives. Immediately prior to that, he served as Executive Vice President and Global Chief Information Officer for Caesars Entertainment Corp. He also previously served as Global Chief Information Officer for Las Vegas Sands Corp. and Chief Information Officer for Carlson Wagonlit Travel, Inc. Mr. Ottolenghi has been recognized as Chief Information Officer of the year by CIO Magazine, Gartner Group and Computerworld. Also, he co-founded the world’s largest public technology innovation center, BlackFire, in Las Vegas. He received a Bachelor of Arts degree from Duke Trinity College in 1984, and a Master of Business Administration degree from Emory University Goizeuta School of Business in 1994.

Jacob Shrader: Mr. Shrader has spent the majority of his professional career as a member of ZenSports Inc. and the Company following the acquisition of ZenSports Inc. in August 2022. He originally joined ZenSports Inc. in 2020 as the General Manager of Esports, and has served multiple roles within the Marketing, Business Development, and Operational groups, including Chief Marketing Officer, and most recently as the Chief Operations Officer of the Company. Mr. Shrader graduated from Tufts University with a Bachelor’s Degree in Economics where he provided insight into the gaming space to both the private and public sector through his work in the financial industry as well as independent journalism channels.

Term of Office

Each of our directors that are elected will hold office for a one-year term expiring at the next annual meeting of our stockholders or until his successor has been elected or appointed and qualified, or until his earlier death, resignation or removal. Each of our directors that are appointed by the Series B Holder will serve at the pleasure of the Series B Holder or until his earlier resignation or removal pursuant to our Amended and Restated Articles of Incorporation and Bylaws. There are no agreements with respect to the election of directors. Our executive officers are appointed by the Board and serve at the discretion of the Board or until they resign.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors and executive officers has been involved in any legal or regulatory proceedings, as set forth in Item 401 of Regulation S-K, during the past ten years.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.

Based solely upon our review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during our most recent fiscal year, and a review of Forms 5 and amendments thereto filed electronically with the SEC with respect to our most recent fiscal year, we believe that all of our directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended June 30, 2025, except for the following: (i) Les Ottolenghi failed to file a Form 3 which was due on June 12, 2025, and failed to file a Form 5; (ii) James Mackey failed to file two Form 4s which were due on April 24, 2025 and June 20, 2025, and failed to file a Form 5; (iii) Jacob Shrader failed to file a Form 4 which was due on April 24, 2025, and failed to file a Form 5; and (iv) Bruce Cassidy and his affiliated entity, Excel Family Partners LLLP, failed to file Forms 4 covering transactions that each required Form 4 filings due on August 8, 2024 and April 4, 2025, and failed to file a Form 5.

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Code of Ethics

We intend to have our Board adopt a Code of Ethics that applies to all of our executive officers and employees, including our Chief Executive Officer and Chief Financial Officer prior to the end of our fiscal year ending June 30, 2026. We have not yet adopted a Code of Ethics because we are in the process of reshaping our Board to include additional members who would advise on such policy.

Board and Committee Meetings

During the fiscal year ended June 30, 2025, the Board consisted of only one member and therefore does not have any standing committees. All proceedings of the Board were conducted by resolutions consented to in writing by the sole director and filed with the minutes of the proceedings of the Board. Such resolutions consented to in writing by the sole director entitled to vote on that resolution at a meeting of the Board are, according to the NRS and our Bylaws, as valid and effective as if they had been passed at a meeting of the Board duly called and held.

Nomination Process

As of June 30, 2025, we did not affect any material changes to the procedures by which our stockholders may recommend nominees to the Board. The Board does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. The Board has determined that it is in the best position to evaluate our requirements as well as the qualifications of each candidate when it considers a nominee for a position on the Board. If stockholders wish to recommend candidates directly to the Board, they may do so by sending communications to our Chief Executive Officer at the address on the cover of this annual report.

Audit Committee

Currently our audit committee consists of the entire Board. We do not have a separately-designated standing audit committee as we currently have limited working capital and minimal revenues. Should we be able to raise sufficient funding to execute our business plan, we intend to form an audit committee and other applicable committees utilizing our directors’ expertise.

From inception to present date, we believe that the members of the Board have been and are capable of analyzing and evaluating our consolidated financial statements and understanding internal controls and procedures for financial reporting.

Audit Committee Financial Expert

We do not currently have an audit committee financial expert because we do not have an audit committee. We also do not have a director who is qualified to act as financial expert of an audit committee.

Insider Trading Policy

We intend to adopt an insider trading policy to promote compliance with federal and state securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information to other persons who may trade on the basis of that information. We have not yet adopted an insider trading policy because we are in the process of reshaping our Board to include additional members who would advise on such policy.

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EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid to the following “named executive officers,” which is defined as follows:

(a)	all individuals serving as our principal executive officer (PEO) or acting in a similar capacity during our fiscal years ended June 30, 2025 and 2024; and
(b)	our two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of our fiscal years ended June 30, 2025 and 2024.

Summary Compensation Table

					Stock	Option	All Other
					Awards	Awards	Compensation
Name	Title	Year	Salary ($)	Bonus ($)	($)	($)	($)	Total ($)
Bruce Cassidy	Chief Executive Officer,	2025	-	-	-	-	-	-
	Principal Executive Officer and Secretary (1)	2024	-	-	-	-	-	-

Jacob Shrader	Chief Operations	2025	235,200.00	14,286.00	-	21,096.00	-	270,582.00
	Officer (2)	2024	142,100.00	20,000.00	-	14,213.00	-	176,313.00

James Mackey	Chief Financial Officer, Treasurer,	2025	299,820.88	14,285.72	-	6,884.00	-	320,990.60
	Principal Financial Officer and Principal Accounting Officer (3)	2024	91,667.00	-	-	-	-	91,667.00

Les Ottolenghi	Chief Executive Officer,	2025	50,000.00	100,000.00	275,000.00	-	10,000.00	435,000.00
	Principal Executive Officer and President (4)	2024	-	-	-	-	-	-

(1)	Mr. Cassidy was appointed our Interim Chief Executive Officer as of October 31, 2023 and was appointed our Chief Executive Officer (CEO) and PEO as of January 4, 2024. He resigned as our CEO and PEO as of June 2, 2025. Mr. Cassidy was appointed our Secretary as of December 17, 2021, and as a member and chairman of the Board as of June 28, 2022.

(2)	Mr. Shrader was appointed our Chief Operations Officer as of November 1, 2023.

(3)	Mr. Mackey was appointed our Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer as of March 1, 2024 and through August 8, 2025.

(4)	Mr. Ottolenghi was appointed our Chief Executive Officer, Principal Executive Officer and President as of June 2, 2025.

Narrative to Compensation Table

Bruce Cassidy did not receive any compensation in connection with his service as our Chief Executive Officer or Principal Executive Officer. He also does not receive any compensation in connection with serving as our Secretary and Chairman of the Board.

Jacob Shrader receives an annual salary of $235,200. On April 10, 2023, Mr. Shrader was granted 150,000 incentive stock options. The options vested as to 25% of the shares on June 16, 2023 with a fair market value of $14,213. Thereafter, the options further vested as to 1/48th of the shares subject to the option on the 16th day of each month, beginning on July 16, 2023, for a period of 36 months; provided he provided continuous service to us through each such vesting date. During fiscal year 2024, 37,500 additional options vested with a fair market value of $14,213. On April 22, 2025, Mr. Shrader was granted 275,000 incentive stock options. The options vest over 36 months and have a fair market value of $123,906. During fiscal year 2025, 15,278 options had vested with a fair market value of $6,884.

James Mackey receives an annual salary of $299,750. On April 22, 2025, Mr. Mackey was granted 275,000 incentive stock options. The options vest over 36 months and have a fair market value of $123,906. During fiscal year 2025, 15,278 options had vested with a fair market value of $6,884.

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Les Ottolenghi receives an annual salary of $600,000 in accordance with the terms of his employment agreement with us, effective as of June 2, 2025 (the “Ottolenghi Agreement”). Upon entering into the Ottolenghi Agreement, he received a one-time bonus in the amount of $100,000. On October 3, 2025, he was granted an award of 7,284,464 restrictive stock units, where each unit is based on one share of Common Stock. The award has a four-year vesting schedule, whereby 1/16th of the units, or 455,279 units, vest on the date of grant and thereafter on the first day of each quarter, starting on January 1, 2026. Promptly following each vesting date, and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs, we are required to issue and deliver to Mr. Ottolenghi the number of shares of Common Stock equal to the number of units that have vested. Vesting is accelerated upon a sale of substantially all of our assets, a merger in which we are not the surviving entity, termination of his employment by us other than for cause, death or disability or his resignation with good reason. Prior to entering into the Ottolenghi Agreement, Mr. Ottolenghi provided us with his services as a consultant, for which he was paid $10,000 and issued 500,000 shares of our Common Stock in May as compensation for such services. Additional material terms of the Ottolenghi Agreement include: (i) a term of two years with auto-renewals of successive one-year terms; (ii) he is eligible for annual incentive bonus of no less than 50% of his then salary; (iii) he is eligible for additional bonuses in connection with performance goals in amounts that total no less than an additional 50% of his then salary; and (iv) he is eligible to participate in our employee benefit plans. Mr. Ottolenghi also retains all rights to certain intellectual property set forth in an exhibit to the Ottolenghi Agreement, including Generative AI Agent Frameworks, Local Media Distribution & AI Advertising Switches, Search Engines, Answer Engines, and Smart Sites, NotebookLM and Colab-based Architectures, Vectorized Database and Knowledge Systems and Meat Search Tools and methods for AI based systems regardless of whether it was developed prior to the employment period or further developed during the employment period but outside of the scope of his work for us. Upon termination by us other than for cause, death or disability, or due to Mr. Ottolenghi’s resignation with good reason, then, provided he executes a general release of claims, for 12 months he will be entitled to receive: (1) continued payments equal to his monthly pay under his base salary; and (2) if we do not offer medical health benefits as of the termination date, payment of $2,500 per month, or, if we do offer medical health benefits as of the termination date, payment of Mr. Ottolenghi’s COBRA premium while he is eligible for such coverage.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding all outstanding equity awards held by our named executive officers as of June 30, 2025.

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Bruce Cassidy	–	–	–	–
Les Ottolenghi	–	–	–	–
Jacob Shrader	127,778	297,222	0.50 & 0.62	04/10/2033 & 04/21/2035
James Mackey	15,278	259,722	0.62	04/21/2035

Director Compensation

We have not compensated our directors for service on the Board or reimbursed for expenses incurred for attendance at meetings of the Board for the fiscal year ended June 30, 2025. We do not have any agreements for compensating our directors for their services in their capacity as directors. The Board may, however, in the future determine to pay directors’ fees and reimburse directors for expenses related to their activities as such.

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Equity Compensation Plan Information

On December 28, 2021, the Board approved the 2021 stock option plan (“2021 Plan”). The 2021 Plan was subject to the approval of our stockholders within 12 months of the Board’s approval. We did not seek approval of the 2021 Plan from our stockholders on or before December 28, 2022, and no awards of any type were granted under the 2021 Plan.

On April 10, 2023, the Board terminated the 2021 Plan and approved the 2023 Plan. The 2023 Plan was approved by our stockholders on March 15, 2024. In connection with the approval of the 2023 Plan, the Board granted Incentive Stock Options (“ISOs”) and Non statutory Stock Options (“NSOs”) under the 2023 Plan to employees and advisors of the Company to purchase a total of 3,250,000 shares of our Common Stock at an exercise price of $0.50 per share (the “Awards”).

The 2023 Plan provides eligible participants with benefits consisting of one or more of the following: ISOs, NSOs, and bonuses in the form of our Common Stock (“Stock Bonuses”). The Board or a committee of directors will administer the 2023 Plan and determine what employees or officers will receive an award under the 2023 Plan. ISOs, which are intended to be compliant with Section 422 of the Internal Revenue Code, may be awarded only to our employees. NSOs and Stock Bonuses are not subject to Section 422 of the Internal Revenue Code and can be awarded to employees and non-employees.

On October 3, 2025, the Board approved the 2023 Plan Amendment to: (i) authorize grants of restricted stock units as additional incentive awards; and (ii) increase the number of shares of Common Stock available for issuance under the 2023 Plan from 5,960,000 to 18,250,000. Pursuant to the Written Consent, on November 19, 2025, the Majority Stockholders approved the 2023 Plan Amendment.

Awards can be issued under the 2023 Plan for ten years from the date the Board approved the 2023 Plan. ISOs may be exercised during a period no longer than ten years from the date of the award (five years for individuals who own more than 10% of the combined voting power of the Company). NSOs may be exercised for a maximum period of ten years from the date of the award. ISOs and NSOs may not be exercised after the earlier of the following: (a) in the event of termination for cause (as defined by the plan): the date of termination; (b) in the event of termination due to death or disability: the earlier of the ISO or NSO’s expiration or one year after the termination due to death or disability; and (c) in the event of termination for any other reason: three months following the date of termination.

The following table summarizes the number of shares of our Common Stock authorized for issuance under our equity compensation plans (including individual compensation arrangements) as of June 30, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	3,372,639	$0.56	2,587,361

Equity compensation plans not approved by security holders	0	$0	0

Total	3,372,639	$0.56	2,587,361

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. We will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating: (i) your name, (ii) your shared address; and (iii) the address to which we should direct the additional copy of the Information Statement, to VIP Play, Inc., 8400 W. Sunset Rd., Suite 300, Las Vegas, Nevada 89113.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer we mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

The entire cost of furnishing this Information Statement will be borne by us. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

FORWARD-LOOKING INFORMATION

This Information Statement contains statements not purely historical and which may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding our expectations, beliefs, future plans and strategies, anticipated events or trends concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions. This Information Statement contains, among others, forward-looking statements based upon current expectations that involve numerous risks and uncertainties, including those described in our Annual Report and in our other public filings.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties and that actual results may differ materially from those possible results discussed in the forward-looking statements as a result of various factors.

Do not place undue reliance on such forward-looking statements as they speak only as of the date they are made. Except as required by law, we assume no obligation to publicly update or revise any forward-looking statement even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Stockholders are not entitled to dissenter’s rights of appraisal with respect to the Stockholder Actions under the NRS, our Amended and Restated Articles of Incorporation or our Bylaws.

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ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “Annual Report”), as filed with the SEC on September 29, 2025, is incorporated herein by this reference. The Annual Report is available to the public through the SEC’s website at https://www.sec.gov under our profile, and is also available through our website at https://vipplayinc.com together with this Information Statement. Additionally, stockholders may obtain a printed copy of the Annual Report without charge by written request to the Corporate Secretary at our principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, with the SEC. These reports and other information filed by us are available free of charge through the SEC’s website at www.sec.gov. They are also available through our website at https://vipplayinc.com.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above Stockholder Actions. Your consent to the above Stockholder Actions is not required and is not being solicited in connection with these Stockholder Actions. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE MATERIAL CONTAINED HEREIN IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Bruce Cassidy
Bruce Cassidy
Chairman

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EXHIBIT A

VIP PLAY, INC

2023 STOCK PLAN

As Amended and Restated Effective October 3, 2025

1. Purpose. This KEYSTAR CORP. 2023 Stock Plan (the “Plan”) is amended and restated effective October 3, 2025 and renamed the VIP PLAY, INC. 2023 Stock Plan and is intended to provide incentives:

(a) to employees of VIP PLAY, INC, formerly known as KEYSTAR CORP. (the “Company”), its parent (if any), or any of its present or future subsidiaries (each a “Related Corporation” and collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);

(b) to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock of the Company pursuant to options granted hereunder that do not qualify as ISOs (“Nonstatutory Stock Options” or “NSOs”);

(c) to employees, directors and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock of the Company (“Stock Bonuses”); and

(d) to employees, directors and consultants of the Company and Related Corporations by providing them with awards of Restricted Stock Units that represent the right to receive shares of Common Stock of the Company upon the satisfaction of vesting or other specified conditions (“Restricted Stock Units” or “RSUs”).

Both ISOs and NSOs are referred to hereafter as “Options”, and Options, Stock Bonuses, and RSUs are referred to hereafter collectively as “Stock Rights.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code.

Awards of Stock Rights are made pursuant to an award agreement (“Award Agreement”).

2. Administration of the Plan.

(a) The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”), or (ii) a by a committee (the “Committee”) consisting of two or more non-employee directors as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or any successor to Rule 16b-3, as in effect from time to time (“Rule 16b-3”). The Board shall have the discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more non-employee directors as defined by Rule 16b-3 (“Non-Employee Directors”). Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Subject to the foregoing, the appointment of the members of, and the delegation of powers to, the Committee by the Board shall otherwise be consistent with applicable federal and state laws and regulations (collectively, the “Applicable Laws”). Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board. Subject to the foregoing, trom time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

A-1

(b) Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to:

(i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs and Stock Bonuses) to whom NSOs, Stock Bonuses and RSUs may be granted;

(ii) determine the time or times at which Options, Stock Bonuses or RSUs may be granted (which may be based on performance criteria);

(iii) determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, and to determine the form of consideration to be paid to the Company for exercise of such Option;

(v) determine whether each Option granted shall be an ISO or NSO;

(vi) determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Stock Bonuses and RSUs and the nature of such restrictions, if any;

(viii) modify or amend each Stock Right, including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right, provided that except as set forth in Section 15(b) and Section 19, in no event may any modification or amendment adversely alter or impair the rights of a grantee, without his or her consent;

(ix) determine the Fair Market Value (as defined in Section 6(d) below) of a Stock Right or the Common Stock underlying a Stock Right,

(x) accelerate vesting of any Stock Right or waive any forfeiture restrictions, or waive any other limitation or restriction with respect to a Stock Right;

(xi) reduce the exercise price of any Stock Right if the Fair Market Value of the Common Stock covered by such Stock Right shall have declined since the date the Stock Right was granted;

(xii) institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price;

(xiii) modify or amend each Stock Right, including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xiv) construe and interpret the Plan and Stock Rights granted hereunder;

(xv) prescribe and rescind rules and regulations relating to the Plan;

(xvi) to approve addenda pursuant to Section 26 below or to grant Stock Rights to, or to modify the terms of, any outstanding agreement related to any Stock Right held by grantees who are foreign nationals or employed outside of the United States with such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and

A-2

(xvii) make all other determinations necessary or advisable for the administration of the Plan.

The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c) The Committee may select one of its members as its chairman and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee.

(d) All references in this Plan to the Committee shall mean the Board if no Committee has been appointed

(e) Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act , and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

3. Eligible Employees and Others.

(a) Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs, Stock Bonuses and RSUs may be granted to any director, employee or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him, her, or it from, participation in any other grant of Stock Rights.

(b) Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board, or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3) and guidance thereunder, as interpreted from time to time.

4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of the common stock of the Company, par value $.00001 per share, or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 18,250,000 shares of Common Stock, which is the maximum number of shares that may be issued as ISOs under this Plan, subject to adjustment as provided herein. Any such shares may be issued as or pursuant to ISOs, NSOs, RSUs or Stock Bonuses, in such proportions and at such times as the Board or Committee may determine, provided that the total number of shares issued does not exceed the aggregate number of shares authorized under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan; provided, shares of Common Stock which are withheld to pay the exercise price of an Option and/or any related tax withholding obligations shall not be available for issuance under the Plan.

5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 18, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts.

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6. Minimum Price; ISO Limitations.

(a) The price per share specified in the agreement relating to each NSO or Stock Bonus granted under the Plan shall be established by the Committee, taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights; provided the price per share specified in the agreement relating to each NSO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant.

(b) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of the grant.

(c) To the extent that the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000 (or such higher value as permitted under Code Section 422 at the time of determination) such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.

(d) As used herein, “Fair Market Value” means, as of any date:

(i) if the Common Stock is then traded on a national securities exchange, the closing sale price for such stock (or the closing bid, if no sales were reported as quoted on such exchange or market) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported);

(ii) if the Common Stock is regularly quoted on an automated quotation system but not reported on a national securities exchange, the closing sale price or average of bid prices last quoted on that date by an established quotation service on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), or

(iii) in the absence of an established market for the Common Stock, the fair market value as of the date of determination as determined by the Committee in good faith on such basis as it deems appropriate and applied consistently with respect to the recipients of Stock Rights under the Plan.

7. Option Duration. Subject to earlier termination as provided in Sections 11 and 12, each Option shall expire on the date specified by the Committee, but not more than:

(a) 10 years from the date of grant in the case of NSOs;

(b) 10 years from the date of grant in the case of ISOs generally; and

(c) 5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in Sections 11 and 12, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 20.

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8. Exercise of Options. Subject to the provisions of Sections 11 through Section 14 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a) the Option shall be exercisable to the extent vested;

(b) to the extent an Option vests and becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee;

(c) each Option, to the extent vested, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then vested and exercisable;

(d) the Committee shall have the right to accelerate the date of exercise of any installment of any Option, irrespective of whether such acceleration would cause the Option to exceed the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c),

(e) the Committee may, but need not, include a provision in an agreement evidencing an Option whereby the grantee may elect at any time during his/her Continuous Service to exercise any part or all of the Option prior to its vesting, and in such case any shares received pursuant to such exercise of the unvested portion of the Option will be subject to a repurchase right in favor of the Company or to any other restriction the Company determines to be appropriate.

9. Restricted Stock Unit Awards. A Restricted Stock Unit Award is an Award of RSUs, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine.

Each Restricted Stock Unit Award granting RSUs pursuant to this Section 9 shall be subject to such terms and conditions (including without limitation vesting, forfeiture, and settlement terms and conditions) as the Committee may determine in its discretion and as set forth in the Restricted Stock Unit Award Agreement.

(a) Restricted Stock Units The terms and conditions of a grant of Restricted Stock Units shall be reflected in a Restricted Stock Unit Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such award. A grantee shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(b) Restrictions

(i) Restricted Stock Units awarded to any grantee shall be subject to (A) forfeiture until the expiration of the vesting period set forth in the Restricted Stock Unit Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the grantee to such Restricted Stock Units and the underlying right to receive shares of Common Stock of the Company shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(ii) The Committee shall have the authority to remove any or all of the restrictions on Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock Units are granted, such action is appropriate.

(c) Settlement of Restricted Stock Units Upon the vesting of any outstanding Restricted Stock Units in accordance with a Restricted Stock Unit Award Agreement, the Company shall deliver to the grantee, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit (“Vested RSU; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested RSUs. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the delivery date with respect to each Vested RSU.

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(d) Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(e) Performance Stock Unit Awards. A Performance Stock Unit (“PSU”) award is a form of Restricted Stock Unit Award representing the right to receive shares of Common Stock upon the satisfaction of performance-based vesting conditions as set forth in the Award Agreement for the subject PSU which may relate to Company-level or grantee-level performance, as determined by the Committee. The specific terms and conditions applicable to the vesting of PSUs, including the applicable performance criteria and the performance period, shall be set forth in the applicable Award Agreement for the PSU, and may vary on a grant-by-grant basis.

10. Standard Vesting Schedule. Unless a different vesting schedule is otherwise specified in the applicable Award Agreement, each award of Stock Rights other than PSUs granted under the Plan shall be subject to a standard vesting schedule (the “Standard Vesting Schedule”) pursuant to which one quarter (1/4) of the total number of shares subject to the Award Agreement shall vest on the first anniversary of the grant date, and 1/48th of the total number of shares subject to the Award Agreement shall vest on the last day of each month thereafter for the following thirty-six (36) months, subject to the grantee’s continued service through each applicable vesting date, unless otherwise specifically provided in the Award Agreement or as determined by the Board or Committee. For the avoidance of doubt, if an Award Agreement sets forth a vesting schedule that differs from the Standard Vesting Schedule, the vesting schedule set forth in the Award Agreement will govern for the applicable Stock Rights.

11. Effect of Termination of Continuous Service. If a grantee’s Continuous Service (as defined below) to the Company and all Related Corporations ends for any reason other than (i) by reason of death or Disability as defined in Section 12, or (ii) by reason of a termination for “Cause” as defined in this Section 11, then unless otherwise specified in the award instrument granting such Stock Right, the grantee shall have the continued right to exercise any vested Stock Option held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination, for a period of three (3) months after the termination of Continuous Service. In the event of a termination for Cause (as defined below), the right of a grantee to exercise a Stock Right shall terminate as of the date of termination and those Stock Rights shall be forfeited.

(a) As used herein, the term “Continuous Service” means the provision of services to the Company or a Related Corporation in any capacity of employee, director or consultant that is not interrupted or terminated. A grantee’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the grantee provides services ceasing to be a Related Corporation. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence (as described below), (ii) transfers among the Company, any Related Corporation, or any successor in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Corporation in any capacity of employee, director or consultant (provided, however that a change in status from an employee to consultant may cause an ISO to become an NSO under the Code). ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.

(b) An approved leave of absence for purposes of determining Continuous Service will include any bona fide leave of absence (such as those attributable to illness, military obligations or other authorized personal leave) provided that the period of such leave does not exceed six (6) months, or if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract.

(c) For purposes of this Plan, and unless otherwise defined in the instrument granting a Stock Right, “Cause” means:

(i) if a grantee has a then-effective employment agreement, consulting agreement, service agreement or other similar agreement with the Company or any Related Corporation that defines “Cause” or a like term, the meaning set forth in such agreement at the time of the grantee’s termination of Continuous Service; or

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(ii) in the absence of such an agreement or definition, the termination of a grantee’s Continuous Service for any of the following reasons, as determined by the Committee: (A) the grantee’s breach of any fiduciary duty to the Company or any Related Corporation; (B) the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days; (C) the grantee’s willful misconduct, fraud, embezzlement, or acts of dishonesty relating to the Company or any Related Corporation; (D) the grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Corporation, as determined under such agreement; (E) the grantee’s commission of a crime involving fraud, embezzlement, theft, or other act constituting a felony; or (F) a grantee who is an employee or a consultant and who engages in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Corporation policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Corporation.

(d) NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME OR TO AFFECT THE AT-WILL NATURE OF ANY EMPLOYEE’S EMPLOYMENT.

12. Death; Disability.

(a) If a grantee’s Continuous Service ends by reason of death, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death.

(b) If a grantee’s Continuous Service ends by reason of Disability, he or she shall continue to have the right to exercise any Stock Right held by him or her on the date of termination until unless otherwise specified in the instrument granting such Stock Right, until the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of Disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan For the purposes of the Plan, the term “Disability” means a “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(c) The provisions of subsections (a) and (b) of this Section 11 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Committee, in an instrument granting a Stock Right that is not an ISO.

13. Transferability and Assignability of Stock Rights.

(a) Except for ISOs, which are governed by Section 13(b) below, no Stock Right is transferable by the grantee except (i) upon the approval of the Committee, to the grantee’s family members, or (ii) by will or by the laws of descent and distribution. For purposes of the Plan, a grantee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom any such Stock Right has been transferred pursuant to this Section 13(a) shall be hereinafter referred to as a “Permitted Transferee.” A Stock Right shall be transferred to a Permitted Transferee in accordance with the foregoing provisions, and subject to all the provisions of the instrument evidencing such Stock Right and this Plan, by the execution by the grantee and the transferee of an assignment in writing in such form approved by the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the grantee

(b) No ISO granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO may be exercised during the lifetime of the optionee only by the optionee.

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14. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve Such instruments shall conform to the terms and conditions set forth in Sections 6 through 13 hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options or otherwise. If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated pursuant to the Code by the United States Department of the Treasury (the “Treasury Regulations”), to ensure that such Option is not treated as an ISO, provided however that in granting any NSO, the Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

15. Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

(a) Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the number and class of shares of Common Stock or other stock or securities: (x) available for future grants of Stock Rights under Section 4 above and (y) covered by each outstanding Stock Right, (ii) the exercise price per share of each such outstanding Option, and (iii) any repurchase price per share applicable to shares issued pursuant to any Stock Right, shall be automatically proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of Common Stock or subdivision of Common Stock. In the event of any increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to Common Stock payable in a form other than Common Stock in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Committee shall make appropriate adjustments, in its discretion, in one or more of (i) the numbers and class of capital stock or securities: (x) available for future grants of Stock Rights under Section 4 above and (y) covered by each outstanding Stock Right, (ii) the exercise price per share of each outstanding Option and (iii) any repurchase price per share applicable to the capital stock issued pursuant to any Stock Right, and any such adjustment by the Committee shall be made in the Committee’s sole and absolute discretion and shall be final, binding and conclusive; provided Any adjustments made under this Section 15 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to a Stock Right. If, by reason of a transaction described in this Section 15(a) or an adjustment pursuant to this Section 15(a), an agreement governing a grantee’s Stock Right covers additional or different shares of stock or securities, then such additional or different shares, and the Stock Right agreement in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Stock Right prior to such adjustment.

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(b) If the Company undergoes an Acquisition (as defined below), unless otherwise provided by the Committee, in its sole discretion, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. For Stock Rights that are so assumed or substituted, in the event of a termination of grantee’s Continuous Service by the Company or its successor other than for Cause or by a grantee who is an employee for Good Reason (as defined below), in either case within sixty (60) days prior to or one hundred eighty (180) days after an Acquisition, all Stock Rights held by such grantee shall become vested and immediately and fully exercisable and all forfeiture restrictions shall be waived. If the Committee or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Committee in its sole discretion, (i) Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived, and (ii) all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate notwithstanding anything to the contrary herein. In the event such Stock Rights are so fully vested and become immediately exercisable, the Committee may elect in its discretion in lieu of requiring the exercise of any Stock Rights prior to termination, to cancel outstanding Stock Rights in exchange for cash payments for each outstanding Stock Right equal to the product of (x) the positive difference, if any, of (i) the price per share of Common Stock being paid in connection with the Acquisition less (ii) the applicable purchase or exercise price per share of Common Stock for such Stock Right and (y) the number of shares of Common Stock subject to such Stock Right Any such cash payments shall be paid to the holders of Stock Rights within thirty (30) days after the closing of the Acquisition (subject to any escrow or other holdback periods and related reductions in amounts otherwise so payable applicable to all holders of Common Stock) and shall be subject to any applicable tax withholding requirements. For purposes of this Section 15(b), a termination for “Good Reason” means the resignation of an employee within thirty (30) days after the following actions occurring without such employee’s express written consent, provided that the employee provides the Company with written notice of such action and a period of not less than fifteen (15) days in which to cure such action: (i) the Company assigns duties which are materially inconsistent with the employee’s position, duties and status; (ii) any action by the Company which results in a material diminution in the position, duties or status of the employee; (iii) any transfer or proposed transfer of the employee for an extended period to a location more than thirty-five miles away from such employee’s principal place of employment, except for a transfer or proposed transfer for strategic reallocations of the personnel reporting to the employee; or (iv) the Company materially reduces the base annual salary of the employee, as the same may be increased from time to time

(c) As used in this Plan, “Acquisition” means:

(i) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity (as defined below);

(ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company, other than to an Excluded Entity, or

(iii) acquisition in a single transaction or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of outstanding securities possessing all of the total combined voting power of the Company’s outstanding securities; provided, however, that the Committee shall determine under this clause (iii) whether multiple transactions are related, and its determination shall be final, binding and conclusive.

Notwithstanding the foregoing, a transaction shall not constitute an “Acquisition” if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Board. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

(d) In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.

(e) In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

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(f) Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to a Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.

(g) No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the Fair Market Value of such fractional shares, as determined in the sole discretion of the Committee.

(h) Upon the happening of any of the foregoing events described in subsections (a), (b) or (d) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 15 and, subject to Section 2, its determination shall be conclusive.

16. Means of Exercising Stock Options.

(a) Except as otherwise provided in this Plan or the instrument evidencing the Stock Option, a Stock Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Option being exercised and specify the number of shares as to which such Stock Option is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows: (i) in United States dollars in cash or by check, (ii) at the discretion of the Committee, through the delivery of already-owned shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Option and, in the case of such already-owned shares of Common Stock, having been owned by the grantee for more than six months from the date of surrender, (iii) at the discretion of the Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (iv) at the discretion of the Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate price of the Stock Option, (v) at the discretion of the Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of the sale, or (vi) at the discretion of the Committee, by any combination of (i), (ii), (iii), (iv) and (v) or such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws and the Plan. If the Committee exercises its discretion to permit payment of the exercise price of a Stock Option by means of the methods set forth in clauses (ii), (iii) (iv), (v) or (vi) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Option in question and such exercise shall also be governed by any terms set forth in the written agreement evidencing the grant of the Stock Option. The holder of a Stock Option shall not have the rights of a stockholder with respect to the shares covered by the Stock Option until the date of issuance of a stock certificate for such shares. Except as expressly provided above in Section 15 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) The Company shall not be required to issue or deliver any shares of Common Stock upon the exercise of any Stock Option granted hereunder or any portion thereof, or pursuant to a vested Restricted Stock Unit Award, prior to fulfillment of all of the following conditions, to the extent applicable, to the satisfaction of the Committee:

(i) the admission of such shares to listing on all stock exchanges on which the Common Stock is listed, if any;

(ii) the completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body, or the determination by the Company, with the advice of legal counsel, that exemptions are available from such registration and qualification;

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(iii) the representation, in form acceptable to the Committee, at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws;

(iv) the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable;

(v) if required by the Committee in its discretion, the grantee’s execution of a joinder agreement (in form acceptable to the Committee) such that the grantee becomes a party to any stockholders agreement, investor rights agreement, or similar agreement as may be entered into from time to time by and among the Company and the holders of the Company’s stock; and

(vi) the lapse of such reasonable period of time following the exercise of the Stock Option as the Committee from time to time may establish for reasons of administrative convenience.

(c) Stock certificates issued and delivered to grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

(d) As an alternative to issuance of stock certificates, subject to any applicable rules or regulations, the Company may deliver to the grantee evidence of book entry shares credited to the account of the grantee.

(e) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary for the lawful issuance and sale of any Common Stock pursuant to Stock Options shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its commercially reasonable efforts to obtain all such approvals.

17. Surrender of Stock Rights for Cash or Stock. The Committee may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by an optionee or grantee of a Stock Right granted to him under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the shares of Common Stock under the instrument granting the Option and the Fair Market Value of the shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at Fair Market Value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Committee shall determine. The surrender shall be permitted only if the Committee determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under Section 8 on the date of surrender. In no event shall an optionee or grantee surrender his Stock Right under this Section if the Fair Market Value of the shares on the date of such surrender is less than the purchase price payable for the shares of Common Stock subject to the Stock Right. Any ISO surrendered pursuant to the provisions of this Section 17 shall be deemed to have been converted into a NSO immediately prior to such surrender.

18. Effective Date and Term of Plan. The Plan became effective April 10, 2023 (the “Effective Date”). The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. Any ISO awarded or exercised before stockholder approval is obtained shall be subject to automatic conversion into an NSO, without the consent of the grantee if such stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board.

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19. Amendment, Suspension, or Termination of Plan.

(a) The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 15);

(ii) modify the provisions of Section 3 regarding eligibility for grants of ISOs;

(iii) modify the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment pursuant to Section 15); or

(iv) extend the expiration date of the Plan.

(b) Except as provided in Section 15(b) and this Section 19, in no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.

20. Conversion of ISOs into NSOs; Termination of ISOs. The Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert an optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, extending the exercise period of the Options, reducing the exercise price of the Options, or otherwise modifying the Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of such optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination

21. Withholding of Taxes.

(a) As a condition of the grant, vesting, and/or exercise of any Stock Right under the Plan, the Company may require the grantee (or other person holding or exercising such rights pursuant to the Plan and award agreement) to pay to the Company (or otherwise provide for the full satisfaction of) an amount equal to the U.S. federal, state, local, or foreign tax withholding obligation of the Company or any other required deduction or payments that may arise in connection with an award made pursuant to the Plan. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations have been satisfied.

(b) At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total obligation described in Section 21(a) above by tendering already-owned shares of Common Stock or by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated amount of such obligation , provided that no more shares may be withheld than are necessary to satisfy the holder’s actual obligation with respect to the grant, vesting, or exercise of Stock Rights. In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of the grant, vesting, and/or exercise of any Stock Right by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the obligation is to be determined. For purposes of this Section 21(b), shares of Common Stock shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.

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22. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock within either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

23. Section 409A. To the maximum extent possible, it is intended that the Plan and all awards made hereunder are, and shall be, exempt from or otherwise comply with the requirements of Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect (collectively, “Section 409A”), and that the Plan and all award agreements made hereunder shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the consequences Section 409A(a)(1) of the Code. In the event that any (i) provision of the Plan or an award agreement hereunder, (ii) award, payment, or transaction hereunder, or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not be exempt from or comply with the applicable requirements of Section 409A, the Committee shall have the authority to take such actions and to make such changes to the Plan or an award agreement as the Committee deems necessary to comply with such requirements and/or preserve the intended tax treatment of the benefits provided with respect to any affected award, without the consent of any grantee No payment that constitutes deferred compensation under Section 409A that would otherwise be made under the Plan or an award agreement upon a termination of Continuous Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a grantee by Section 409A or any damages for failing to comply with Section 409A.

24. Rule 16b-3. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that grantees will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 24, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

25. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Nevada. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

26. Lock-up Agreement. Each recipient of securities pursuant to the Plan agrees that such recipient will not, without the prior written consent of the managing underwriter, if any, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on SEC Form S-1 or Form S-3 and ending on the date specified by the Company and such managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the Company’s first firm commitment underwritten offering of its equity securities under the Securities Act (the “IPO”), or ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the recipient or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 25 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the grantee or the immediate family of the grantee, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall only be applicable to the recipients if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning greater than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock of the Company). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 25 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each recipient of securities hereunder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 25 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all recipients of securities hereunder subject to such agreements pro rata based on the number of shares subject to such agreements.

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In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each recipient of securities hereunder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period Notwithstanding the foregoing, if (i) during the last seventeen (17) days of the one hundred eighty (180)-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the one hundred eighty (180)-day restricted period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the one hundred eighty (180)-day period, the restrictions imposed by this Section 25shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

27. Addenda. The Committee may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Stock Rights to grantees, which Stock Rights may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

The undersigned, as the Secretary of the Company, confirms that the above VIP PLAY, INC. 2023 Stock Plan was approved and amended and restated by the Board on October 3, 2025.

/s/ Bruce Cassidy
Bruce Cassidy, Secretary

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